Exhibit 10.1

AMENDMENT NO. 6 TO

SECOND AMENDED AND RESTATED

LOAN FUNDING AND SERVICING AGREEMENT

(ACS Funding Trust I)

THIS AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of September 15, 2005 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), VARIABLE FUNDING CAPITAL CORPORATION, as a conduit lender (in such capacity, a “Conduit Lender”), WACHOVIA CAPITAL MARKETS, LLC, as the deal agent (in such capacity, the “Deal Agent”), JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase Bank”), as an institutional lender (in such capacity, an “Institutional Lender”) and as the swingline lender (in such capacity, the “Swingline Lender”), CITIGROUP GLOBAL MARKETS REALTY CORP., as an institutional lender (in such capacity, an “Institutional Lender”), YC SUSI TRUST, as a conduit lender (in such capacity, a “Conduit Lender”), BANK OF AMERICA, NATIONAL ASSOCIATION, as an institutional lender (in such capacity, an “Institutional Lender”) and as the lender agent for YC SUSI TRUST (in such capacity, a “Lender Agent”) and is acknowledged and agreed to by WACHOVIA BANK, NATIONAL ASSOCIATION, as a hedge counterparty (in such capacity, the “Hedge Counterparty”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Loan Funding and Servicing Agreement, dated as of August 10, 2004 (as amended by Amendment No. 1, dated as of August 27, 2004, Amendment No. 2, dated as of November 15, 2004, Amendment No. 3, dated as of January 28, 2005, Amendment No. 4, dated as of April 21, 2005 and Amendment No. 5, dated as of August 3, 2005, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein, pursuant to and in accordance with Section 12.1(a) of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) Section 2.12 of the Agreement is hereby amended to read in its entirety as follows:

(a) Notwithstanding anything to the contrary contained herein (including, without limitation the provisions of Section 2.4(a)), the Commitment of JPMorgan Chase Bank shall be temporarily increased from $250,000,000 to $350,000,000 for the period from and including the date hereof to but not including the date (herein the “Commitment Reduction Date”) that is the earlier of (a) October 17, 2005 and (b) the first date after the date hereof on which the Originator closes a transaction of the type set forth in clause (a) of the definition of Permitted Securitization Transaction. On the Commitment Reduction Date, the Commitment of JPMorgan Chase Bank shall automatically reduce to $250,000,000 (or, in the event the Borrower shall have previously reduced the Facility Amount pursuant to Section 2.4(a), to such lesser amount to which such Commitment of JPMorgan Chase Bank would have been reduced had the temporary increase contemplated above not occurred).

(b) On the Commitment Reduction Date, the Borrower shall borrow from the Lenders ratably in accordance with their Commitments (as in effect after giving effect to the reduction of the Commitment of JPMorgan Chase Bank on such date) and, from the proceeds of such borrowing and other funds available to it, the Borrower shall repay to JPMorgan Chase Bank the Advances in such amounts as shall be necessary so that all Advances are held by the Lenders ratably in accordance with their Pro Rata Shares after giving effect to such reduction (it being understood that such prepayment of Advances shall be made solely to JPMorgan Chase Bank, and each Lender hereby so consents, notwithstanding the provisions of Section 2.4(b) that would otherwise require that such prepayment be applied ratably to the Advances of all Lenders).

(c) JPMorgan Chase Bank waives any requirement that it receive a new Structured Note to reflect the temporary increase in its Commitment provided for in this Section 2.12. Each Lender Agent waives the requirement of Section 2.1(e) that Annex B hereto be amended to reflect the temporary increase in the Commitment of JPMorgan Chase Bank set forth in this Section 2.12.

(b) Section 12.1(a) of the Agreement is hereby amended to add the following proviso to the end of such Section:

“provided, further, that, after the Commitment Reduction Date (as defined in Section 2.12) and for so long as the aggregate amount of Advances made by JPMorgan Chase Bank pursuant to Section 2.12 exceeds JPMorgan Chase Bank’s Pro Rata Share of all Advances Outstanding, no Termination Event arising from the failure of the Borrower to fulfill its obligations under Section 2.12 may be waived without the prior written consent of JPMorgan Chase Bank.”

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (i) its charter, by-laws, or other organizational documents, or (ii) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(f) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon (i) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Deal Agent and (ii) delivery of executed signature pages by all parties hereto to the Deal Agent.

SECTION 5. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST I, as Borrower

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Beneficiary Trustee

AMERICAN CAPITAL STRATEGIES, LTD., as Servicer

By:	/s/ Samuel A. Flax
Name:	Samuel A. Flax
Title:	Executive Vice President, General Counsel and Secretary

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement

VARIABLE FUNDING CAPITAL CORPORATION, as a Conduit Lender

By: Wachovia Capital Markets, LLC, as attorney-in-fact

By:	/s/ Douglas R. Wilson, Sr.
Name:	Douglas R. Wilson, Sr.
Title:	Vice President

WACHOVIA CAPITAL MARKETS, LLC, as the Deal Agent

By:	/s/ Paul A. Burkhart
Name:	Paul A. Burkhart
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement

JPMORGAN CHASE BANK, N.A., as an Institutional Lender

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as the Swingline Lender

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement

CITIGROUP GLOBAL MARKETS REALTY CORP., as an Institutional Lender

By:	/s/ Martin N. Lifschutz
Name:	Martin N. Lifschutz
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement

YC SUSI TRUST, as a Conduit Lender

By: BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Trustee and SUSI Trustee

By:	/s/ Jeffrey Fricano
Name:	Jeffrey Fricano
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Lender Agent and as an Institutional Lender

By:	/s/ Jeffrey Fricano
Name:	Jeffrey Fricano
Title:	Vice President

6th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement